UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 5, 2002



                          HOVNANIAN ENTERPRISES, INC.
                          ---------------------------
              (Exact Name of registrant specified in its charter)


           Delaware                     1-8551                 22-1851059
           --------                     ------                 ----------
(State or other Jurisdiction   (Commission File Number)   (I.R.S. Employer
       of Incorporation)                                   Identification No.)



                          10 Highway 35, P.O. Box 500
                          Red Bank, New Jersey 07701
                   (Address of principal executive offices)
                   ----------------------------------------
                        Registrant's telephone number:
                                (732) 747-7800



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Item 5.   Other Events

     On August 5, 2002, Hovnanian Enterprises, Inc. (the "Registrant") issued a press release that is attached as an exhibit hereto and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          Exhibit 99.1         Press Release dated August 5, 2002


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




                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HOVNANIAN ENTERPRISES, INC.
                                          ---------------------------
                                          (Registrant)

                                          By:      /s/ Peter S. Reinhart
                                                   -------------------------
                                          Name:    Peter S. Reinhart
                                          Title:   Senior Vice President
                                                   General Counsel


Date:  August 6, 2002



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





                               INDEX TO EXHIBITS


Exhibit Number        Exhibit
--------------        -------

Exhibit 99.1          Press Release dated August 5, 2002


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